Exhibit 10.16
THIRD AMENDMENT TO LEASE AGREEMENT
     THIS THIRD AMENDMENT TO LEASE AGREEMENT (the “Third Amendment”) is entered into effective this 23 day of November, 2009, by and between:
410 COMMERCE, L.L.C., a New Jersey Limited Liability Company, located at 71 Hudson Street, Hackensack, New Jersey 07601 (the “Landlord”);
- AND -
SUNGARD AVAILABILITY SERVICES LP, a Pennsylvania limited partnership, located at 680 E. Swedesford Road, Wayne, Pennsylvania 19807 (the “Tenant”).
R E C I T A L S
     A. Landlord and Tenant are parties to a certain Lease Agreement dated January 19, 2005, as amended by a certain First Amendment to Lease Agreement dated November 29, 2005 and a certain Third Amendment to Lease Agreement dated December 17, 2008, respecting the premises owned by Landlord and commonly known as 410 Commerce Boulevard, Carlstadt, Bergen County, New Jersey (the “Landlord’s Premises”). The said Lease Agreement, First Amendment to Lease Agreement and Third Amendment to Lease Agreement are sometimes hereinafter collectively referred to as the “Lease.”
     B. The Landlord and Tenant wish to extend the term of the Lease for a period of five (5) years from October 1, 2015 to September 30, 2020 and to replace the provisions of the Lease regarding Tenant’s options to renew with new provisions.
AGREEMENT
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, and the parties intending to be legally bound by the terms of this Third Amendment, the parties agree as follows:
1. Incorporation of Recitals; Definitions of Terms.
     1.1. The Recitals set forth above are incorporated herein by reference as if set forth herein at length, and are made a part of this Third Amendment.

     1.2. All capitalized terms set forth in this Third Amendment, unless otherwise specifically defined in this Third Amendment, shall be defined as provided in the Lease.
2. Extension of Lease Term.
     2.1. The Termination Date of the Lease as to the entire Demised Premises is hereby extended from September 30, 2015, to September 30, 2020. The period from the Commencement Date stated in the Lease through September 30, 2020 (and, if the option(s) to renew as described in Paragraph 3 below is/are exercised, through September 30, 2025, and September 30, 2030, respectively), is referred to as the Term.
3. Fixed Rent.
     3.1. Commencing on October 1, 2009 and for the balance of the Term (i.e., through September 30, 2020), the Tenant shall pay Fixed Rent in the amounts set forth on Schedule “C” annexed hereto and made a part hereof (which is intended to and shall replace Schedule “C” to the Lease Agreement). Schedule “C” sets forth the agreed upon Fixed Rent due from the Tenant to the Landlord from the Effective Date of this Third Amendment through the Termination Date (as provided for herein).
4. Options to Renew.
     4.1. Section 40 of the original Lease is deleted in its entirety and is superseded and replaced by the provisions set forth in this Section 4 as set forth below.
     4.2. Tenant shall have the right to renew its Lease for the Demised Premises for two (2) periods of five (5) years each by providing Landlord with not less than twelve (12) calendar months written notice prior to the expiration of the then current term. (For purposes hereof, the foregoing renewal terms shall be referred to as the “First Renewal Option Period” and the “Second Renewal Option Period”, respectively.) TIME FOR NOTICE OF EXERCISE OF TENANT’S OPTIONS IS HEREBY DECLARED TO BE OF THE ESSENCE.
     4.2.1. The Fixed Rent for First Renewal Option Period (i.e., October 1, 2020, to September 30, 2025), if exercised, shall be in accordance with Schedule “C-1” annexed hereto.

          4.2.2. The Fixed Rent for the Second Renewal Option Period (i.e., October 1, 2025, to September 30, 2030), if exercised, shall be in accordance with Schedule “C-1” annexed hereto.
     4.3 Except as to the amount of Fixed Rent, all of the other terms, covenants, conditions and agreements set forth in the Lease as amended by this Third Amendment shall apply to all renewal terms; except that there shall only be two (2) options to renew as set forth in this Section 5.
5. Miscellaneous.
     5.1. Except as modified by this Third Amendment, all of the terms, covenants, conditions, provisions and agreements set forth in the Lease are incorporated herein by reference and continued in full force and effect. To the extent of any conflict between the provisions of the Lease and this Third Amendment, the provisions of this Third Amendment shall prevail.
     5.2. This Third Amendment shall be construed and enforced in accordance with the laws of the State of New Jersey. Any litigation arising under or respecting the actions of the parties taken pursuant to the terms of this Third Amendment shall be solely and exclusively venued in the federal or state courts of New Jersey.
     5.3. This Third Amendment constitutes the entire understanding of the parties with respect to the extension of the term of the Lease, and there are no representations, warranties, or agreements other than those expressly set forth herein.
     5.4. A modification or waiver of any of the provisions of this Third Amendment shall be effective only if made in writing and executed with the same formality as this Third Amendment. The failure of either party to insist upon strict performance of any of the provisions of this Third Amendment shall not be construed as a waiver of any subsequent default of the same or similar nature.
     5.5 This Third Amendment may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument, and any of the parties or signatories hereto may execute this Third Amendment by signing any such counterpart.

     IN WITNESS WHEREOF, the parties have hereto have executed this Third Amendment as of the day and year first above written.
WITNESS:

410 COMMERCE, L.L.C.
/s/ Amanda Soler
	By:	/s/ Edward Russo
Edward Russo, Manager

SUNGARD AVAILABILITY SERVICES LP
/s/ Berenice Dwyer
	By:	/s/ Edward C. McKeever
Edward C. McKeever,
Senior Vice President and CFO

CONSENT AND ACKNOWLEDGMENT
SUNGARD DATA SYSTEMS INC., a Delaware corporation, the ultimate parent of SunGard Availability Services LP, hereby executes this instrument for purposes of acknowledging that its obligations under a certain Unconditional Guaranty of Payment dated December ___, 2008, and executed on December 16, 2008 relating to that certain Lease Agreement between 410 Commerce, LLC, as landlord, and SunGard Availability Services LP, as tenant, dated January 19, 2005, as amended by that certain First Amendment to Lease Agreement dated November 29, 2005 and that Second Amendment to Lease Agreement dated December 17, 2008 , with respect to certain premises located at 410 Commerce Boulevard, in the Borough of Carlstadt, County of Bergen, and State of New Jersey, shall remain in full force and effect, and that the definition of the “Lease” therein shall be expanded to include that certain Third Amendment to Lease Agreement dated as of even date herewith, to which this Consent and Acknowledgment is attached.

SUNGARD DATA SYSTEMS INC.
/s/ Berenice Dwyer
	By:	/s/ Michael J. Ruane
Michael J. Ruane,
Senior Vice President and CFO

November 23, 2009

Schedule C
Fixed Rent for Units B, C and D From and After October 1, 2015 for Balance of Term

Total Square Footage	146,285

Period	Annual Rent PSF	Total Fixed Rent	Monthly Fixed Rent

October 1, 2015 to September 30, 2016	$20.10	$2,940,328.50	$245,027.38
October 1, 2016 to September 30, 2017	$20.70	$3,028,538.36	$252,378.20
October 1, 2017 to September 30, 2018	$21.32	$3,119,394.51	$259,949.54
October 1, 2018 to September 30, 2019	$21.96	$3,212,976.34	$267,748.03
October 1, 2019 to September 30, 2020	$22.62	$3,309,365.63	$275,780.47

Total Fixed Rent for Entire Demised Premises From October 1, 2015 Through the Extended Term			$15,610,603.33

Schedule “C-1”
Schedule of Fixed Rent for First Renewal Option Period

Period	Annual Rent PSF	Total Fixed Rent	Monthly Fixed Rent

October 1, 2020 to September 30, 2021	$24.47	$3,579,926.85	$298,327.24
October 1, 2021 to September 30, 2022	$25.21	$3,687,324.66	$307,277.05
October 1, 2022 to September 30, 2023	$25.96	$3,797,944.40	$316,495.37
October 1, 2023 to September 30, 2024	$26.74	$3,911,882.73	$325,990.23
October 1, 2024 to September 30, 2025	$27.54	$4,029,239.21	$335,769.93

Schedule “C-2”
Schedule of Fixed Rent for Second Renewal Option Period

Period	Annual Rent PSF	Total Fixed Rent	Monthly Fixed Rent

October 1, 2025 to September 30, 2026	$28.37	$4,150,116.39	$345,843.03
October 1, 2026 to September 30, 2027	$29.22	$4,274,619.88	$356,218.32
October 1, 2027 to September 30, 2028	$30.10	$4,402,858.48	$366,904.87
October 1, 2028 to September 30, 2029	$31.00	$4,534,944.23	$377,912.02
October 1, 2029 to September 30, 2030	$31.93	$4,670,992.56	$389,249.38

Schedule “C-2”
Schedule of Fixed Rent for Third Renewal Period

	Unit B		Unit C		Unit D		TOTAL
Period	Monthly	Annual	Monthly	Annual	Monthly	Annual	Monthly	Annual
10/01/25-09/30/26	$230,613.35	$2,767,360.23	$60,454.66	$725,455.91	$152,211.81	$1,826,541.68	$443,279.82	$5,319,357.82
10/01/26-09/30/27	$237,531.75	$2,850,381.03	$62,268.30	$747,219.59	$156,778.16	$1,881,337.93	$456,578.21	$5,478,938.55
10/01/27-09/30/28	$244,657.71	$2,935,892.46	$64,136.35	$769,636.17	$161,481.51	$1,937,778.07	$470,275.57	$5,643,306.70
10/01/28-09/30/29	$251.997.44	$3,023,969.24	$66,060.44	$792,725.26	$166,325.95	$1,995,911.41	$484,383.83	$5,812,605.91
10/01/29-09/30/30	$259,557.36	$3,114,688.31	$68,042.25	$816,507.02	$171,315.73	$2,055,788.76	$498,915.34	$5,986,904.08